SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.     )

Filed by the registrant  ☒                         Filed by a Party other than the registrant  ☐

Check the appropriate box:

☐	Preliminary proxy statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive proxy statement

☒	Definitive additional materials

☐	Soliciting material pursuant to Rule 14a-12

Aon plc

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	(1)	Amount previously paid:

	(2)	Form, schedule or registration statement no.:

	(3)	Filing party:

	(4)	Date filed:

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DESIGNATION (IF ANY)
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Online

Go to **www.envisionreports.com/AON** or scan the QR code — login details are located in the shaded bar below.

Votes submitted electronically must be received by 11:59 PM Eastern Time on June 1, 2021.

Annual General Meeting Notice

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Important Notice Regarding the Availability of Proxy Materials for the Aon plc Annual General Meeting of Shareholders to be Held on June 2, 2021

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders' meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Aon plc Annual Report and Notice of Annual General Meeting are available at:

www.envisionreports.com/AON

Easy Online Access — View your proxy materials and vote.

Step 1: Go to **www.envisionreports.com/AON.**
Step 2: Click on **Cast Your Vote or Request Materials.**
Step 3: Follow the instructions on the screen to log in.
Step 4: Make your selections as instructed on each screen for your delivery preferences.
Step 5: Vote your shares.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before May 21, 2021 to facilitate timely delivery.

2NOT COY

Annual General Meeting Notice

Aon plc's Annual General Meeting of Shareholders will be held on June 2, 2021 online via live webcast at www.meetingcenter.io/207459271 and in person at 200 East Randolph Street, Chicago, Illinois at 8:30 a.m. Central Daylight Time.

To access the virtual meeting, you must have the 15-digit control number that is printed in the circle in the shaded bar located on the reverse side of this form and the meeting password AON2021.

Proposals to be voted on at the meeting are listed below along with the Board of Directors' recommendations.

The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 2-8:

1. Election of Directors:
   01 - Lester B. Knight
   02 - Gregory C. Case
   03 - Jin-Yong Cai
   04 - Jeffrey C. Campbell
   05 - Fulvio Conti
   06 - Cheryl A. Francis
   07 - J. Michael Losh
   08 - Richard B. Myers
   09 - Richard C. Notebaert
   10 - Gloria Santona
   11 - Byron O. Spruell
   12 - Carolyn Y. Woo
2. Advisory vote to approve the compensation of the Company's named executive officers.
3. Ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2021.
4. Re-appoint Ernst & Young Chartered Accountants as the Company's statutory auditor under Irish law.
5. Authorize the Board or the Audit Committee of the Board to determine the remuneration of Ernst & Young Chartered Accountants, in its capacity as the Company's statutory auditor under Irish law.
6. Amend Article 190 of the Company's Articles of Association.
7. Authorize the Board to capitalize certain of the Company's non-distributable reserves.
8. Approve the creation of distributable profits by the reduction and cancellation of the amounts capitalized pursuant to the authority given under Proposal 7.

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.

Here's how to order a copy of the proxy materials and select delivery preferences:

Current and future delivery requests can be submitted using the options below.

If you request an email copy, you will receive an email with a link to the current meeting materials.

PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials.

– **Internet** – Go to **www.envisionreports.com/AON**. Click Cast Your Vote or Request Materials.

– **Phone** – Call us free of charge at 1-866-641-4276.

– **Email** – Send an email to investorvote@computershare.com with "Proxy Materials Aon plc" in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials.

To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by May 21, 2021.